Exhibit 10.1

2005 and 2006 Base Salary Table
for Named Executive Officers

Named Executive Officers	2005 Base Salary	2006 Base Salary *
G. L. Rainwater, Chairman, Chief Executive Officer and President, Ameren, UE, CILCORP; Chairman and CEO, CIPS, CILCORP, CILCO, IP	$ 800,000	$ 900,000
W. L. Baxter, Executive Vice President and Chief Financial Officer, Ameren, UE, CIPS, Genco, CILCORP, CILCO, IP	470,000	500,000
T. R. Voss, Executive Vice President and Chief Operating Officer, Ameren; Senior Vice President, UE, CIPS, CILCORP, CILCO, IP	400,000	440,000
S. R. Sullivan, Senior Vice President, General Counsel and Secretary, Ameren, UE, CIPS, Genco, CILCORP, CILCO, IP	350,000	380,000
D. F. Cole, Senior Vice President, UE, CIPS, Genco, CILCORP, CILCO, IP	300,000	310,000
D. A. Whiteley, Senior Vice President, UE, CIPS, Genco, CILCORP, CILCO, IP	292,000	302,000
R. A. Kelley, President, Genco	250,000	261,000

* Effective January 1, 2006.

2006 Executive Officer Bonus Targets

Executive Levels	2006 Bonus Target *
CEO	90%
Senior Officers $370,000 and Over	60%
Senior Officers Below $370,000	50%
Officers $240,000 and Over	45%
Officers Between $200,000 and $239,000	40%
Officers Below $200,000	35%

* Expressed as a percentage of base salary.